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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 AMENDMENT NO. 1


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event):   January 25, 2007





                          DEEP FIELD TECHNOLOGIES, INC.
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               (Exact name of Company as specified in its chapter)


NEW JERSEY                           333-120506                       20-1862733
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(State of                           (Commission                 (I.R.S. Employer
organization)                       File Number)             Identification No.)


750 HIGHWAY 34, MATAWAN, NJ                                                07747
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:               (732) 441-7700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1  REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 12, 2006, Deep Field Technologies, Inc. (the "Company") entered into a Securities Exchange Agreement (the "Securities Exchange") by and among the Company, Beijing Sino-US Jinche Yingang Auto Technological Services Limited, a cooperative joint venture under the laws of The People's Republic of China ("Automart") and Automart's joint venture participants ("the JV Participants") whereby the JV Participants will transfer 95% of their interest in Automart to the Company in exchange for an aggregate of 116,245,399 Class A Common Stock shares, or 85% of the outstanding shares of the Company, and 2 million of the Company's Class B Common Stock shares.

         The closing of the Securities Exchange will occur upon the satisfaction of a number of conditions precedents: (i) shareholder approval of the Securities Exchange by the Company's shareholders, (ii) financing in the form of a convertible debenture for not less than $4 million and (iii) the requisite approvals by the People's Republic of China. It is anticipated that the closing will occur in the first quarter 2006.

         AutoMart is a China based joint venture recently formed between Beijing Silver Harbor Car Service Center and Mayflower Auto Group, LLC. AutoMart business focuses on automobile after-sales services, including maintenance and repairs, insurance, parts sales, interior furnishings, care products, tires, and windshields in the People's Republic of China.

         On January 25, 2007, the Company, AutoMart and those certain joint venture participants named therein (the "JV Participants") executed an Amended and Restated Securities Exchange Agreement (the "Exchange Agreement") pursuant to which the JV Participants agreed to transfer to the Company, and the Company agreed to acquire from the JV Participants, ninety-five percent (95%) of the outstanding equity interests of AutoMart and all voting and economic rights, benefits and obligations (other than the right to receive distributions in connection with a liquidation, sale or other transfer, in whole, of AutoMart) of the remaining five percent (5%) interest in exchange for (a) Eighty-Three Million Eighty-One Thousand Six Hundred Thirty-Five (83,081,635) shares of the Company's Class A common stock, no par value per share (the "Common Stock"), (b) Two Million (2,000,000) shares of the Company's Class B common stock, par value $0.01 per share (the "Class B Common") and (c) the assumption by the Company of all obligations of Mayflower Auto Group LLC ("Mayflower") with respect to the issuance by Cornell Capital Partners, LP ("Cornell") to Mayflower of certain promissory notes equal to Three Million Three Hundred Fifty Thousand Dollars ($3,350,000). Upon the consummation of the Exchange Agreement, the former holders of AutoMart capital stock (the JV Participants) will beneficially own over ninety percent (90%) of the total outstanding voting securities of the Company. For accounting purposes, the transaction will be classified as a reverse merger with AutoMart considered the acquirer (hereinafter referred to as the "Merger"). A copy of the Exchange Agreement is attached as Exhibit 10.1 hereto.

         ASSET PURCHASE AGREEMENT

         In connection with the transactions to be consummated by the Exchange Agreement, the Company will enter into an asset purchase agreement (the "APA") with iVoice, Inc. ("iVoice") on the date that the transaction contemplated by the Exchange Agreement is consummated (the "Transaction Date") pursuant to which the Company will assign, transfer and deliver to iVoice on an "as is, where is" basis, and iVoice will purchase from the Company all of the Assets (as such term is defined in the APA) relating to the Company's unified messaging business, free and clear of all encumbrances and liens, in exchange for the payment by iVoice to the Company of One Dollar ($1.00). A copy of the form of APA is attached hereto as Exhibits 10.2.
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         CONSULTING AGREEMENTS

         In connection with the transactions contemplated by the Exchange Agreement, the Company will enter into Consulting Agreements, each dated as of the Transaction Date, with each of: (a) Mr. Mark Meller, pursuant to which Mr. Meller shall provide general corporate finance, advisory and other similar consulting services to the Company for a term of six (6) months in exchange for the payment by the Company to Mr. Meller of One Million (1,000,000) shares of Common Stock, which Common Stock shall be issued to Mr. Meller on the Effective Date (as defined therein), and shall be deemed fully earned and not redeemable by the Company, including upon any termination of the Consulting Agreement, after such issuance; (b) Mr. Jerome Mahoney, pursuant to which Mr. Mahoney shall provide general corporate finance, advisory and other similar consulting services to the Company for a term of six (6) months in exchange for the payment by the Company to Mr. Mahoney of One Million (1,000,000) shares of Common Stock, which Common Stock shall be issued to Mr. Mahoney on the Effective Date (as defined therein) and shall be deemed fully earned and not redeemable by the Company, including upon any termination of the Consulting Agreement, after such issuance; (c) iVoice, pursuant to which iVoice shall provide general corporate finance, advisory and other similar consulting services to the Company for a term of six (6) months in exchange for the payment by the Company to iVoice of Four Million (4,000,000) shares of Common Stock, which Common Stock shall be issued to iVoice on the Transaction Date and shall be deemed fully earned and not redeemable by the Company, including upon any termination of the Consulting Agreement, after such issuance; (d) MM2 Group, Inc. ("MM2"), pursuant to which MM2 shall provide general corporate finance, advisory and other similar consulting services to the Company for a term of six (6) months in exchange for the payment by the Company to MM2 of Four Million (4,000,000) shares of Common Stock, which Common Stock shall be issued to MM2 on the Transaction Date and shall be deemed fully earned and not redeemable by the Company, including upon any termination of the Consulting Agreement, after such issuance. The form of Consulting Agreements for Messrs. Meller and Mahoney, iVoice and MM2 are attached as Exhibits 10.3, 10.4, 10.5 and 10.6 hereto, respectively.

         The Company will be obligated to register the 2,000,000 shares of Common Stock issued to Mssrs. Meller and Mahoney on Form S-8, at the Company's expense, with the U.S. Securities and Exchange Commission (the "SEC") on such date that is not later than seventy (70) days after the Transaction Date. Each Consulting Agreement includes customary non-disclosure and non-solicitation provisions which shall remain enforceable for a period of six (6) months following the termination of each Consulting Agreement.

         TERMINATION & SETTLEMENT AGREEMENTS

         In connection with the transactions contemplated by the Exchange Agreement, the Company will enter into Termination & Settlement Agreements each dated as of the Transaction Date with each of (a) Mr. Meller, pursuant to which
(i) Mr. Meller will resign from his positions as President, Chief Executive Officer, Chief Financial Officer and as a member of the Board of Directors of the Company, (ii) the Company and Mr. Meller will agree to settle all obligations owing by the Company to Mr. Meller, including, without limitation, all obligations under Mr. Meller's Employment Agreement dated October 1, 2004, as amended, in exchange for the issuance by the Company to Mr. Meller of the One Million (1,000,000) shares of Common Stock issued pursuant to Mr. Meller's Consulting Agreement as described herein above and (iii) the Company and Mr. Meller will terminate Mr. Meller's Employment Agreement dated October 1, 2004, as amended and (b) Mr. Mahoney, pursuant to which (x) Mr. Mahoney will resign from his position as Non-executive Chairman of the Board of Directors of the Company, (y) the Company and Mr. Mahoney will agree to settle all obligations owing by the Company to Mr. Mahoney, including, without limitation, all obligations under Mr. Mahoney's Employment Agreement dated August 3, 2004, as amended, in exchange for the issuance by the Company to Mr. Mahoney of the One Million (1,000,000) shares of Common Stock issued pursuant to Mr. Mahoney's Consulting Agreement as described herein above and (z) the Company and Mr. Mahoney will terminate Mr. Mahoney's Employment Agreement August 3, 2004, as amended. The form of Termination and Settlement Agreements for Messrs. Meller and Mahoney are filed as Exhibits 10.7 and 10.8 hereto.


SECTION 8 - OTHER EVENTS
ITEM 8.01 OTHER EVENTS.

         On January 12, 2007, pursuant to Title 14A Section 5-6(2)(a) of the New Jersey Business Corporation Act (the "BCA"), the Board of Directors set the date of January 26, 2007 as the date on which the Board of Directors would tabulate the written consents received from shareholders in favor of the Company to enter into the transaction contemplated by the Exchange Agreement. Therefore, on January 26, 2007, the written consents were tabulated and the Company received the written consent of shareholders representing in the aggregate, 10,500,000 shares of the Company, or 51.18% of the voting shares of the Company, exceeding the requisite majority number of voting shares to approve the transaction contemplated by the Exchange Agreement. Pursuant to Title 14A Section 5-6(2)(b) of the BCA, the Company thereafter notified the non-consenting shareholders of the written consent of shareholder action in lieu of meeting by the requisite number of voting shareholders, (the "Notice of Shareholder Action"), that approved the the transaction contemplated by the Exchange Agreement and that such action shall become effective as soon as the conditions precedent to the Exchange Agreement have been satisfied, but no earlier than twenty (20) days from the date of mailing of the Notice of Shareholder Action. The Notice of Shareholder Action is attached as Exhibit 99.1 hereto.

         On January 31, 2007, the Company issued a press release entitled: "Deep Field Technologies to Merge With Chinese Auto Service Company" announcing that it entered into the Exchange Agreement. [See Item 1.01]. The press release is attached as Exhibit 99.2 hereto.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired.

         In advance of consummating the transaction contemplated by the Exchange Agreement, [See Item 1.01 above], attached is the audited balance sheet of Beijing Sino-US Jinche Yingang Auto Technological Services Limited as of December 31, 2005 and the audited related combined statements of operations and comprehensive income (loss), stockholders' equity and cash flows for the years ended December 31, 2005 and 2004.

         (d) Exhibits

             10.1 Amended and Restated Securities Exchange Agreement dated January 25, 2007 by and among Company, AutoMart and those certain joint venture participants named therein.
             10.2 Form of Asset Purchase Agreement by and between the Company and iVoice, Inc.
             10.3 Form of Consulting Agreement by and between the Company and Mark Meller.
             10.4 Form of Consulting Agreement by and between the Company and Jerome Mahoney.
             10.5 Form of Consulting Agreement by and between the Company and iVoice, Inc.

             10.6 Form of Consulting Agreement by and between the Company and MM2 Group, Inc.
             10.7 The form of Termination and Settlement Agreement by and between the Company and Mark Meller.
             10.8 The form of Termination and Settlement Agreement by and between the Company and Jerome Mahoney.
             99.1   Notice to Shareholders.
             99.2 Press release dated January 31, 2007 entitled: "Deep Field Technologies to Merge With Chinese Auto Service Company".
             99.3 Audited balance sheet of Beijing Sino-US Jinche Yingang Auto Technological Services Limited as of December 31, 2005 and the audited related combined statements of operations and comprehensive income (loss), stockholders' equity and cash flows for the years ended December 31, 2005 and 2004




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DEEP FIELD TECHNOLOGIES, INC,



Date:    January 31, 2006             By:  /s/  Mark Meller
                                           --------------------------
                                           Mark Meller
                                           President and Chief Executive Officer


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                                INDEX OF EXHIBITS


             10.1 Amended and Restated Securities Exchange Agreement dated January 25, 2007 by and among Company, AutoMart and those certain joint venture participants named therein.
             10.2 Form of Asset Purchase Agreement by and between the Company and iVoice, Inc.
             10.3 Form of Consulting Agreement by and between the Company and Mark Meller.
             10.4 Form of Consulting Agreement by and between the Company and Jerome Mahoney.
             10.5 Form of Consulting Agreement by and between the Company and iVoice, Inc.
             10.6 Form of Consulting Agreement by and between the Company and MM2 Group, Inc.
             10.7 The form of Termination and Settlement Agreement by and between the Company and Mark Meller.
             10.8 The form of Termination and Settlement Agreement by and between the Company and Jerome Mahoney.
             99.1   Notice to Shareholders.
             99.2 Press release dated January 31, 2007 entitled: "Deep Field Technologies to Merge With Chinese Auto Service Company".
             99.3 Audited balance sheet of Beijing Sino-US Jinche Yingang Auto Technological Services Limited as of December 31, 2005 and the audited related combined statements of operations and comprehensive income (loss), stockholders' equity and cash flows for the years ended December 31, 2005 and 2004